T. Rowe Price
Mid-Cap Growth Portfolio

Semiannual Report
June 30, 1997

Dear Investor
After a dull first quarter, stocks surged during the second. Mid-cap stocks participated in the rebound but lagged behind their larger brethren by significant margins for the six-month period ended June 30. Moreover, mid-cap growth stocks, exemplified by your fund, in turn trailed mid-cap value stocks, which was the primary reason the fund lagged its mid-cap benchmarks. In fact, the extraordinary advance of the unmanaged Standard & Poor's 500 Stock Index, led primarily by large, blue chip companies, made us feel as though we were not invited to the party.

Performance Comparison

Periods Ended 6/30/97                     6 Months
                        (Since Inception 12/31/96)
_______________________________________________________________

Mid-Cap Growth Portfolio                      6.30%

S&P MidCap Index                             12.99

Lipper Variable Annuity Underlying
Mid Cap Funds Average                         8.22

S&P 500                                      20.61

Market Environment

Stock market investors have been treated to exemplary returns against the best market backdrop in years. The economic expansion is in its seventh year, and after growing a little too fast in the first quarter of 1997, seems to have moderated recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign and has actually declined slightly in spite of a reasonably tight job market. In Washington, politicians are still squabbling, but there appears to be a movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties agree on some measure of capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapolating budget surpluses in the years ahead may no longer be a fantastic notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for new equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

After 1995 and 1996, when the S&P 500 posted a cumulative gain of 69.7%-its third-best two-year return in six decades-many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it raced back to close with a strong gain for the first half of 1997. Large-cap companies led the way, as investors continued to be enamored of franchise brands like Coca-Cola, Procter & Gamble, and GE. Small and mid-cap companies lagged the rally by a significant margin. In the mid-cap sector, value performed better than growth, an anomalous situation because the reverse was true in the large-cap arena.

Portfolio Review

Divergence among industry groups was not significant, though substantial volatility led to notable contributions and detractions. Gartner Group, a leading provider of information technology consulting services whose revenues and earnings are growing, was the largest contributor to the fund's six-month return. General Nutrition, the nation's largest retailer of vitamin and other health-related products, was the second highest, as the company rebounded from a temporary sales slowdown in mid-1996. Other top contributors included Cooper Cameron and Smith International, energy service companies benefiting from extremely strong demand for products and services that assist oil exploration and production companies in the drilling process.

Unfortunately, gains from these stocks were offset by several very disappointing stocks. Foremost was Mercury Finance, a leader in used car automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements, and are seeking redress through legal action. The fund was also hurt by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure.

The market has not treated the mid-cap growth sector well over the last year, but it is worth noting that corporate buyers do appear to recognize value in the sector as takeover activity among mid-cap stocks is easily at its highest level in five years. Portfolio companies acquired since the fund's inception included ADT, Revco, Oxford Resources, Cascade Communications, and Vivra. The acquisition of Palmer Wireless is pending. We do not actively purchase companies we believe may be acquired, but we do view this flurry of activity as a reaffirmation of the current relative attractiveness of the mid-cap sector.

Your fund is well diversified across sectors, as shown in the following table.

Sector Diversification
                                           6/30/97
______________________________________________________________

Financial                                        9%

Health Care                                     10

Consumer                                        17

Technology                                       7

Business Services                               28

Energy                                           7

Industrial                                      10

Basic Materials                                  2

Reserves                                        10
______________________________________________________________

Total                                          100%

Outlook

As mentioned earlier, a combination of factors-moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment-present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using benchmarks such as price/earnings ratios, price/book value ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.

Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.
It is interesting to note that small- and mid-cap stocks often lead in the latter stages of bull markets, yet this has not been the case recently. Nevertheless, with blue chip stocks trading at price/earnings ratios well above their growth rates, it is possible the sector many now consider the "safest"-the large blue chips-may actually be the riskiest. While we are not sure what catalyst may come along to change the leadership of the market, the relative values in the mid-cap sector appear attractive, though absolute valuations are high by historical standards.

We remain optimistic about the long-term prospects for mid-cap companies. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market and well below many of the blue chip leaders. Over the long run, we believe your fund is well positioned to achieve attractive returns.

Respectfully submitted,

Brian W. H. Berghuis
President and
Chairman of the Investment Advisory Committee

July 21, 1997

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/97

TEN BEST CONTRIBUTORS
______________________________________________________________

Gartner Group *                           7(cents)

General Nutrition *                              6

Franklin Resources *                             6

ACE Limited *                                    5

ADT ***                                          5

Smith International *                            4

Oxford Resources ***                             4

Cooper Cameron *                                 3

Palmer Wireless *                                3

Interim Services *                               3
______________________________________________________________

Total                                    46(cents)
______________________________________________________________

*Position added    **Position eliminate  ***Acquired by another
company

TEN WORST CONTRIBUTORS
______________________________________________________________

Mercury Finance *                      - 17(cents)

Boston Chicken *                                 9

Ikon Office Solutions *                          5

Corporate Express *                              5

360 Communications *                             5

Scholastic **                                    4

Tupperware **                                    4

Network General *                                4

American Pad & Paper *                           4

TVX Gold *                                       4
______________________________________________________________

Total                                  - 61(cents)
______________________________________________________________

Twenty-Five Largest Holdings

                             Percent of Net Assets
                                           6/30/97
______________________________________________________________

ACE Limited                                    2.0%

Warnaco Group                                  1.9

Danaher                                        1.8

TriMas                                         1.8

Smith International                            1.7

Interim Services                               1.6

Camco International                            1.6

Franklin Resources                             1.6

BE Aerospace                                   1.5

Gartner Group                                  1.5

Great Lakes Chemical                           1.5

Sybron International                           1.5

JP Foodservice                                 1.4

La Quinta Inns                                 1.4

PartnerRe Holdings                             1.4

Cooper Cameron                                 1.4

Catalina Marketing                             1.4

Teleflex                                       1.4

General Nutrition                              1.4

Ikon Office Solutions                          1.3

Money Store                                    1.3

Circuit City Stores                            1.2

360 Communications                             1.2

Stewart Enterprises                            1.2

Waban                                          1.2
______________________________________________________________

Total                                         37.2%
______________________________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 6/30/97



Lipper Variable
             T. Rowe Price                   Annuity Underlying
            Mid-Cap Growth        S&P           Mid Cap Funds
               Portfolio     MidCap Index          Average
12/31/96      $10,000         $10,000             $10,000
6/30/97        10,630          10,822              11,299


Total Return

Mid-Cap Growth Portfolio
Period Ended 6/30/97

                                Since         Inception
              6 Months        Inception            Date
________________________________________________________________________

                6.30%           6.30%          12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)

                                                            For
a share outstanding
                                 throughout each period
                           ____________________________

                                               12/31/96
                                                Through
                                                6/30/97

NET ASSET VALUE

Beginning of period                           $   10.00
Investment activities
    Net investment income                          0.01
    Net realized and unrealized gain (loss)        0.62
    Total from investment activities               0.63

NET ASSET VALUE

End of period                                 $   10.63
                                            ___________

Ratios/Supplemental Data

Total return                                      6.30%

Ratio of expenses to average net assets           0.85%!

Ratio of net investment income to
    average net assets                            0.15%!

Portfolio turnover rate                           44.3%!

Average commission rate paid                  $  0.0440

Net assets, end of period (in thousands)      $  10,047

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1997 (Unaudited)


                                       Shares/Par     Value
                                               In thousands

Common Stocks  89.9%

FINANCIAL  9.4%

Insurance  4.3%

ACE Limited                               2,750   $     203

PartnerRe Holdings                        3,700         141

PMI Group                                 1,500          94

                                                        438
Financial Services  5.1%

Fairfax Financial
      (144a) (CAD) *                        400         116

Franklin Resources                        2,200         159

Mercury Finance                           2,300           5

Money Store                               4,500         129

Nationwide Financial Services
      (Class A)                           3,800         101

                                                        510
Total Financial                                         948

HEALTH CARE  9.8%

Biotechnology  2.0%

Biogen *                                  3,000         102

Gilead Sciences *                         3,700         102

                                                        204

Medical Instruments and Devices  3.2%

St. Jude Medical *                        2,800         109

Sybron International *                    3,800         151

United States Surgical                    1,600          60

                                                        320
Health Care Services  4.6%

Apria Healthcare *                        1,000          18

Cardinal Health                           1,600          92

Covance *                                 6,100         118

Quest Diagnostics *                       5,600         115

Quorum Health Group *                     3,300         117

                                                        460

Total Health Care                                       984

CONSUMER  16.2%

Soft Goods Retailers  2.1%

Gymboree *                                4,800         115

Kohl's *                                  1,800          95

                                                        210

Hard Goods Retailers  4.7%

Circuit City Stores                       3,500   $     125

Costco Companies *                        2,800          92

General Nutrition *                       4,900         137

Waban *                                   3,700         119

                                                        473
Consumer Non-Durables  3.1%

American Pad & Paper *                    4,100          69

Consolidated Cigar
      Holdings *                            200           6

Culligan Water
      Technologies *                        900          40

Warnaco Group (Class A)                   6,100         194

                                                        309

Restaurants  1.4%

Boston Chicken *                          3,600          50

Outback Steakhouse *                      3,700          90

                                                        140

Entertainment  1.2%

Royal Caribbean Cruises                   3,400         119

                                                        119

Consumer Services  3.7%

CUC International *                       4,200         108

La Quinta Inns                            6,500         142

Stewart Enterprises
      (Class A)                           2,900         122

                                                        372

Total Consumer                                        1,623

TECHNOLOGY  7.1%

Computer Software  2.9%

BMC Software *                            2,100         116

Intuit *                                  1,700          39

PLATINUM technology *                     3,400          46

Synopsys *                                2,600          96

                                                        297

Networking and Telecom Equipment  1.6%

Anixter International *                   2,800          48

Cascade Communications *                  1,900          52

Network General *                         3,900          58

                                                        158

Semiconductors  2.6%

Analog Devices *                          3,100          82

Maxim Integrated Products *               1,700          97

Xilinx *                                  1,700   $      83

                                                        262

Total Technology                                        717

BUSINESS SERVICES  26.8%

Telecom Services  5.0%

360 Communications *                      7,100         122

Aerial Communications *                   2,100          18

Comcast (Class A Special)                 4,800         103

Cox Communications
      (Class A) *                         4,000          96

Omnipoint *                               3,200          53

Palmer Wireless *                         3,600          61

Vanguard Cellular
      (Class A) *                         3,200          44

                                                        497

Computer Services  6.5%

Affiliated Computer Services
      (Class A) *                         3,900         109

BDM International *                       4,100          94

Checkfree *                               3,400          60

DST Systems *                             3,350         112

National Data                             2,400         104

Sterling Commerce *                       1,900          62

SunGard Data Systems *                    2,500         116

                                                        657

Distribution  5.8%

Corporate Express *                       7,200         104

Ikon Office Solutions                     5,200         130

JP Foodservice *                          5,000         143

MSC *                                     2,600         104

Richfood Holdings                         4,000         104

                                                        585
Media and Advertising  3.2%

ADVO *                                    1,700          28

Catalina Marketing *                      2,900         140

Jacor Communications *                    1,500          57

Outdoor Systems *                         2,600          99

                                                        324
Environmental  1.7%

Republic Industries *                     2,300          57

USA Waste Services *                      2,800         108

                                                        165

Miscellaneous Business Services  4.6%

Fastenal                                  1,300   $      64

Gartner Group (Class A) *                 4,300         154

HFS *                                     1,400          81

Interim Services *                        3,700         165

                                                        464

Total Business Services                               2,692

ENERGY  6.7%

Energy Services  5.8%

Camco International                       3,000         165

Cooper Cameron *                          3,000         140

Smith International *                     2,800         170

Weatherford Enterra *                     2,700         104

                                                        579

Exploration and Production  0.9%

United Meridian *                         3,000          90

                                                         90

Total Energy                                            669

INDUSTRIAL  9.6%

Defense and Aerospace  1.6%

BE Aerospace *                            4,900         155

                                                        155

Auto Related  1.2%

OEA                                       3,000         119

                                                        119

Specialty Chemicals  1.8%

Great Lakes Chemical                      2,900         152

Polymer Group *                           2,000          32

                                                        184

Machinery  5.0%

Danaher                                   3,600         183

Teleflex                                  4,400         137

TriMas                                    6,500         183

                                                        503

Total Industrial                                        961

BASIC MATERIALS  2.5%

Mining  2.5%

Battle Mountain Gold
      (Class A)                          15,400          87

Cambior                                   7,400          84

TVX Gold *                               15,200          81

Total Basic Materials                             $     252

Miscellaneous Common Stocks  1.8%                       182

Total Common Stocks (Cost  $8,410)                    9,028

Short-Term Investments  12.2%

Repurchase Agreements **  4.3%

Investments in Repurchase
  Agreements through a
  Joint Account Dated 6/30/97,
  5.80%, Delivery Value of
  $432,000 on 7/1/97
                                    $   431,909         432

                                                        432

U.S. Government Obligations  7.9%

U.S. Treasury Bills
      4.50%, 7/10/97                    500,000         499

      5.02%, 8/21/97                    300,000         298

                                                        797
Total Short-Term Investments
(Cost  $1,229)                                        1,229

Total Investments in Securities
102.1% of Net Assets (Cost $9,639)                $  10,257

Other Assets Less Liabilities                          (210)

NET ASSETS                                        $  10,047
                                                ___________
Net Assets Consist of:

Accumulated net investment income -
  net of distributions                            $       4

Accumulated net realized gain/loss -
  net of distributions                                  (22)

Net unrealized gain (loss)                              618

Paid-in-capital applicable to 945,581
shares of $0.0001 par value capital stock
outstanding;1,000,000,000 shares of the
corporation authorized                                9,447

NET ASSETS                                        $  10,047
                                                ___________

NET ASSET VALUE PER SHARE                         $   10.63
                                                ___________

    *  Non-income producing
   **  Fully collateralized by U.S. government securities
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.15% of net assets.
  CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                   12/31/96
                                                    Through
                                                    6/30/97

Investment Income

Income
    Interest                                      $      21
    Dividend                                              8

    Total income                                         29

Expenses

    Investment management and administrative             25

Net investment income                                     4
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  (22)
Change in net unrealized gain or loss on securities     618

Net realized and unrealized gain (loss)                 596

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $     600
                                                 __________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                   12/31/96
                                                    Through
                                                    6/30/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                         $       4
    Net realized gain (loss)                            (22)
    Change in net unrealized gain or loss               618

    Increase (decrease) in net assets from operations   600

Capital share transactions*
    Shares sold                                      10,913
    Shares redeemed                                  (1,466)

    Increase (decrease) in net assets from capital
    share transactions                                9,447

Net Assets

Increase (decrease) during period                    10,047
Beginning of period                                       -

End of period                                     $  10,047
                                                ___________

*Share information
    Shares sold                                        1096
    Shares redeemed                                    (150)

    Increase (decrease) in shares outstanding           946

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,593,000 and $1,161,000, respectively, for the period ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $9,639,000, and net unrealized gain aggregated $618,000, of which $983,000 related to appreciated investments and $365,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

T. Rowe Price Mid-Cap Growth Portfolio

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.
T. Rowe Price Investment Services, Inc., Distributor

TRP657  (6/97)
K15-071  6/30/97